Tax Effects of Temporary Difference (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Deferred tax assets
Net operating loss carryforwards	$ 3,975	$ 4,365	$ 10,476
Share-based compensation expense	1,441	1,121	1,006
Accrued bonus	738	897
Other, net	915	1,087	375
Total deferred tax assets	7,069	7,470	11,857
Valuation allowance	(424)	(336)	(11,857)
Net deferred tax assets	$ 6,645	$ 7,134